EXHIBIT 24.1

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints John H. Gray, James P. McCoy, Jr. and Charles
A. Little, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the 1996 ClubCorp Comprehensive Compensation Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated:



Signature                  Title                                 Date
- -------------------------  ------------------------------------  ------------

/s/ Robert H. Dedman, Sr.                                        May 29, 1996
- -------------------------
Robert H. Dedman, Sr.      Chairman of the Board and
                           Chief Executive Officer
                           (Principal Executive Officer)

/s/ James E. Maser                                               May 29, 1996
- -------------------------
James E. Maser             Vice Chairman of the Board


/s/ Robert H. Dedman, Jr.                                        May 29, 1996
- -------------------------
Robert H. Dedman, Jr.      President, Chief Operating
                           Officer and Director

/s/ John H. Gray                                                 May 29, 1996
- -------------------------
John H. Gray               Executive Vice President, Chief
                           Administrative Officer and Director
                           (Principal Accounting Officer)

/s/ Mark W. Dietz                                                May 29, 1996
- -------------------------
Mark W. Dietz              Executive Vice President and
                           Director

/s/ Richard S. Poole                                             May 29, 1996
- -------------------------
Richard S. Poole           Executive Vice President and
                           Director

/s/ Randy L. Williams                                            May 29, 1996
- -------------------------
Randy L. Williams          Executive Vice President and
                           Director

/s/ James P. McCoy                                               May 29, 1996
- -------------------------
James P. McCoy             Senior Vice President, Chief
                           Financial Officer and Director
                           (Principal Financial Officer)

/s/ Terry A. Taylor                                              May 29, 1996
- -------------------------
Terry A. Taylor            Senior Vice President, Secretary,
                           Chief Legal Officer and Director

/s/ Albert E. Chew, III                                          May 29, 1996
- -------------------------
Albert E. Chew, III        Senior Vice President and
                           Director

/s/ Nancy M. Dedman                                              May 29, 1996
- -------------------------
Nancy M. Dedman            Director

/s/ Patricia Dedman Dietz                                        May 29, 1996
- -------------------------
Patricia Dedman Dietz      Director

/s/ James M. Hinckley                                            May 29, 1996
- -------------------------
James M. Hinckley          Director

/s/ Robert H. Johnson                                            May 29, 1996
- -------------------------
Robert H. Johnson          Director

/s/ Jerry W. Dickenson                                           May 29, 1996
- -------------------------
Jerry W. Dickenson         Director